EXHIBIT 10.25

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT (INDICATED BY ASTERISKS) HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER 17 C.F.R. SECTIONS 200.80(B)(4), 200.83 AND 230.406.

AGREEMENT FOR SERVICES

THIS AGREEMENT FOR SERVICES is made and entered into on the 5th day of May, 2003, but effective for all purposes as of the 1st day of April, 2002 (the “Effective Date”), by and between DIGIRAD IMAGING SOLUTIONS, INC., a Delaware corporation (the “Client” or “DIS”), and MBR AND ASSOCIATES, INC., a Florida corporation (“MBR”).

WHEREAS, MBR is a corporation engaged in the business of providing certain management, financial, billing, collection, accounting, bookkeeping, regulatory compliance, and other related consulting financial services for healthcare clients (generally, the “Services”); and

WHEREAS, the Client is in the healthcare business and has engaged MBR in the past to provide certain selected Services to the Client, and the Client and MBR are willing to continue their business relationship on the terms and conditions set forth herein beginning as of the Effective Date.

NOW, THEREFORE, in consideration of the premises and of the promises and agreements of the parties set forth below, and for other good and valuable consideration, the parties agree as follows:

1.             SERVICES TO BE RENDERED:

A.            As part of the compensation set forth in section 2.A., MBR agrees to provide billing and collections services, up to and including the following designated Services to and for the Client:

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B.            In addition, as part of the compensation set forth in section 2.B., MBR agrees to

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C.            In addition, as part of the compensation set forth in section 2.B., MBR agrees to provide the Client with consultation services in the following areas:  regulatory compliance (including but not limited to Medicare compliance), managed care contracting, and credentialing of providers.  All such consulting services shall be requested at the sole discretion of the Client, in writing and may include items as listed below:

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D.            During the term of this Agreement, MBR may retain Client’s records in a secure off-site storage facility. Upon termination or expiration of this Agreement, Client will notify MBR of where to have its records delivered after the ninety-day collection period. MBR will not be responsible for these records after delivery to the Client. .

2.             COMPENSATION TO MBR:  The Client agrees to pay MBR as follows (all of which fees may be retained by MBR directly from collections received on behalf of the Client):

A.            For Services under Section 1.A. above, (i)                        ***

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further reduce the average         ***       , targeting an average level of no more than   ***   days.  The Client and MBR will review the *** progress on a quarter basis and assess areas of improvement. The Client and MBR, collectively, will establish a financial objective and   ***  minimum threshold, starting April 1, 2004.

B.            For Services under Section 1.C. above and anything outside the other services listed in Section 1,                        ***                      , listed on Exhibit A and       ***     for other employees, plus reimbursement of MBR’s direct expenses (including travel, room and board, telephone calls, courier charges, equipment, and outside consultants) with respect to such Services. All such services are to be pre-approved, in writing by the Client.

C.            Special projects as agreed between the parties.

MBR will submit monthly or more frequent statements for its Services under this Agreement. All amounts billed to the Client under this Section 2 are due and payable by the Client to MBR within     ***    days from the Client’s scheduled month-end for the Services performed     ***           ***     by MBR since the prior scheduled month-end, provided that in no event shall payment be due less than     ***     days from the date the invoice is received. Invoices that are not paid when due will incur a late charge            ***         (or part thereof) of the amount due, except that interest shall not accrue on any amount which is reasonably disputed, provided that all undisputed amounts are paid.  In the event any refund or recoupment occurs after MBR has been

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paid for such Services, Client shall be entitled to a refund of the fees paid for such Services, which refund shall be credited to next bill or recoupment, not to exceed       ***      , otherwise, refund is to be repaid to Client within thirty days of such refund or recoupment.

In addition to the foregoing, MBR shall be reimbursed                                     ***

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3.             TERM:  The initial term of this Agreement shall be for      ***     years from the Effective Date, and thereafter the term shall automatically renew for consecutive      ***     terms unless       ***      , upon           ***         written notice prior to the end of the current       ***
renewal term, informs          ***        of   ***  intention to terminate the Agreement at the end of the current term.            ***         shall have the right to terminate this agreement at anytime, without cause, upon           ***              days written notice, but no such notice shall be given prior to       ***        .      ***   shall have the right to                     ***                              *** until the actual date of termination, and MBR agrees to remain available to render such Services for the compensation set forth in Section 2 for up to                  ***                    after
after expiration of the      ***    notice period and to cooperate on a reasonable basis to facilitate a smooth transition of such Services to the Client or to another person designated by the Client. MBR shall be entitled to its fees on all Services performed by MBR, including with respect to                                                                ***                                                                                ***        .

After the termination of this Agreement and the payment of all amounts due MBR,   ***                      ***                  and related nonproprietary software, including, without limitation,                                                          ***                                                shall be sent to Client with a back-up tape and printed report. A back-up tape of all                 ***                    relating to this Agreement shall be prepared and stored in a safe place by MBR on a weekly or more frequent basis.  Client, at its expense, reserves the right to review and audit MBR’s                                                       ***
                                                                                                                 ***                                                                                        . Such review and audit shall be at a time mutually agreed upon by both parties, which agreement shall not be unreasonably withheld.

4.             EXPENSES AND LICENSES:  Each party is responsible for obtaining and maintaining, at its expense, all licenses, permits, or other items necessary to conduct its business, including all required insurances and bonding.

5.             NON-SOLICITATION; NO HIRING:  Both parties agree that during the term of this Agreement, and for        ***          thereafter, regardless of the reason for the termination, neither party (or any affiliate of a party) will hire, or attempt to hire, or solicit for employment, any employee or independent contractor of the other party used in performing the Services.

6.             CONFIDENTIALITY: Both parties mutually recognize and acknowledge that the clients, services, and methods of operation are valuable, special, and unique assets of such business. The parties further recognize and acknowledge that all business information,

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proprietary files, records, analyses, compilations, studies or opinions, financial statements, customer lists, lists of business acquaintances, processes, techniques, services, intellectual property, programming, techniques of application, concepts, purchasing, accounting, marketing, selling, recording of any activity disclosed to each other in connection with MBR’s performance under this Agreement are confidential information. Both parties shall keep in strict secrecy and confidence all information that each part assimilated or obtained or to which either party had access during the term of this Agreement for any reason or purpose without the prior written consent of the other party. These terms and conditions shall survive the term of this Agreement.

Each party shall keep confidential all information relating to billing and financial information with respect to the Client and its affiliates, except to the extent reasonably needed to facilitate the services to be rendered under this Agreement or as required by law.

Each party shall comply with all applicable federal and state statutes, regulations, and rules relating to privacy and confidentiality of patient medical information.

7.             INSURANCE:  At all times during the term of this Agreement, MBR shall             ***       obtain, keep in force and maintain (i) workers’ compensation and (ii) comprehensive or commercial form general liability insurance and errors and omission (contractual liability included) in a form and with an insurance carrier satisfactory to Client, with coverage limits (in the case of the general liability insurance) of at least        ***                                                                               ***                                                  ..  If the above insurance is written on a claims-made form, it shall continue for no less than            ***            following termination of this Agreement.  The coverage and limits described above shall in no way limit any liability of MBR. To the extent available without significant surcharge, MBR will cause Client to be named as an additional insured on MBR’s general liability insurance policy. As evidence of MBR’s coverage, MBR shall furnish to Client certificates of insurance under these policies prior to the effective date and annually thereafter, which shall include a provision for at least a         ***            prior written notice of cancellation or reduction directed to the attention of both Client and the Compliance Officer.  MBR shall maintain and provide Client with evidence of a minimum of                       ***                        fidelity bonding for itself and its employees and Client Personnel involved in the handling of accounting for the monies of Client.  The Client shall furnish MBR proof of general liability insurance, errors and omissions insurance, directors insurance and fidelity bonding.

8.             PERSONNEL:  All personnel providing Services hereunder shall be trained and qualified to perform their applicable duties, and none of them shall be excluded or suspended from Medicare, Medicaid or any other governmental payment program. MBR shall notify Client in the event of the exclusion or suspension of any such personnel whereupon, Client shall have the options of demanding that the affected person(s) be removed immediately, whereupon if MBR does not do so within         ***            , Client may terminate this Agreement upon written notice.

9.             BREACH:  If either party commits a material breach of this Agreement, then the other party may give written notice specifying the nature of the breach. If the party receiving sh notice does not substantially remedy such breach within                       ***                        after its receipt of such notice, then the party who has sent such notice shall have the right immediately to

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terminate this Agreement and/or to seek appropriate remedies as provided in this Agreement or otherwise.

10.           CLIENT’S OBLIGATIONS:

A.            The Client agrees to make available to MBR all records necessary for performing the Services hereunder. The Client will communicate with MBR, in a timely manner, as reasonably necessary for MBR to perform the Services hereunder, provided that all such communications between the parties will be in writing.

B.            The Client covenants that the                          ***

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C.            The Client agrees to maintain a checking account reasonably acceptable to MBR to be exclusively for business purposes and into which                       ***                                   ***            .

D.          The Client agrees that MBR is its exclusive agent for                 ***                    ***                  and that it will provide to MBR                             ***                                 ***                              . Client agrees to provide the complete information necessary to                                                                 ***

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E.             The Client authorizes MBR to provide training to the employees of Client, identified by Client, who are responsible for                                                                         ***                                                          .  Such training will be                                                   ***                                            ***                                 ..  If the Client hires or replaces staff who require training, the additional training will be billed at the rate of                   ***                 .

F.             The Client agrees that it will not market, broker, sell, or re-sell MBR’s services to any other person (including, without limitation, customers or clients of the Client) without MBR’s prior written consent.

11.           CLIENT’S REPRESENTATIONS:  Client represents, warrants, and covenants that:

A.            Client is duly organized and exists in good standing under the laws of the State of Delaware and is qualified to do business in each state in which Client is required to be so qualified.

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B.            Neither the execution nor the consummation of the transactions contemplated by this Agreement will conflict with or result in a breach of performance required by the provisions for any other agreement or contract to which the Client is a party.

C.            Client has adopted a compliance plan or plans to insure that Client and Client’s employees abide by all applicable federal and state statutes, regulations, and rules relating to (i) its providing or arranging for healthcare services, (ii) its marketing to its customers and prospective customers, (iii) its billing and collecting for all such services, and (iv) maintaining the privacy and confidentiality of patient medical information in its possession.

D.            Throughout the term of this Agreement, Client and Client’s employees shall comply with its compliance plan or plans and with all applicable federal, state, or local laws governing its business and professional practice and employees.

E.             Throughout the term of this Agreement, all of Client’s personnel providing information or working with MBR in connection with the Services hereunder, shall be trained and qualified to perform their applicable duties.  None of Client’s personnel shall be excluded or suspended from Medicare, Medicaid or any other governmental payment programs.

F.             None of Client’s employees, contractors, clients, or customers is, has been, or will be, during the term of this Agreement, excluded or suspended from Medicare, Medicaid, or any other governmental payment program. The Client will include in its contracts with all physicians                                                        ***
   ***  physician representation language that the physicians and any of their participating personnel in the services under contract, are not excluded or suspended from Medicare, Medicaid or any other governmental payment programs.

12.           INDEPENDENT CONTRACTOR STATUS:  It is understood and agreed that the services of MBR have been and will be rendered as an independent contractor and not as an employee, agent, or representative of Client. In this regard, neither MBR nor any of its employees or agents shall be deemed for purposes of this Agreement to be employed by Client for purposes of any tax or contribution levied by the Federal Social Security Act or any corresponding state law with respect to employment or compensation for employment, and MBR will file all forms and pay all taxes and other amounts required of an independent contractor.

MBR shall have complete control over its method of providing services, subject to the requirements of this Agreement and applicable law.  Client will not exercise direct or implied authority over MBR in its work nor shall it have supervisory power over MBR or any of its employees or agents, other than to assure MBR’s adherence to the terms of this Agreement. Neither party shall have any responsibility for, or liability as a result of, any action, inaction, error or omission by the other.

13.           REVIEWS AND AUDITS: Client shall, upon reasonable notice and conditions, be allowed to review any and all of the documentation, procedures and information concerning            ***             and to appoint a third party consultant to review such     ***    on the premises of MBR, all at Client’s sole expense.  MBR agrees to cooperate with any review.  MBR may impose reasonable standards and restrictions on any such audit and review to insure the

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privacy or patient medical information of patients who are not Client’s patients. MBR will review any reports upon such                ***                 , suggestions for improvement or otherwise and will exercise good faith in maintaining an acceptable level of efficiency and accuracy in its                ***                 .  Any and all information obtained under review shall be kept confidential except as required to comply with Client’s legal obligations.

14.           INDEMNIFICATION:  Each party (the “Indemnifying Party”) hereby agrees to indemnify and hold the other party, including its directors, officers, shareholders, employees, and agents (collectively, the “Indemnified Party”) harmless from and against any losses, claims, damages, or expenses, and all reasonable costs of prosecution or defense regarding its rights hereunder, whether in judicial proceedings, including appellate proceedings, or out of court, including, without limiting the generality of the foregoing, attorneys’ fees and all costs and expenses of litigation (collectively, a “Loss”), arising from or growing out of a material violation of the terms of this Agreement or negligent or willful misconduct by the Indemnifying Party.

15.           MEDIATION AND ARBITRATION:  It is the intention of all parties that no dispute under this Agreement or with respect to relationship between parties will be the subject of any court action or litigation in the local, state, or federal judicial system. The parties recognize that the problem resolution processes of mediation and arbitration are appropriate and preferable to resolve issues between the parties. If any party hereto wishes to resolve an issue under or relating to this Agreement, then such party must give notice of a request for mediation to the other parties, which notice shall set forth the names of not less than three (3) mediators from the panel of JAMS/Endispute or the American Arbitration Association or other mutually agreed upon alternative dispute resolution service in Hillsborough County if mediation is commenced by Digirad or in San Diego County if mediation is commenced by MBR. The party receiving such notice shall agree upon one or more such mediators with ten (10) days of receipt of such notice and a mediation will be scheduled as soon as feasible between the parties and their respective advisors, and the parties and their advisors will cooperate fully with respect to sharing of information and attendance at meetings in order to seek resolution.  The parties will share mediation expenses with the party requesting the mediation, paying one-half of such expense of the mediator fees and the other party paying the other one-half of such expenses. If resolution of the matters between the parties cannot be resolved in mediation within twenty (20) days of the selection of a mediator by the party receiving such notice, then the matter shall be presented to formal arbitration pursuant to the rules utilized by the alternative dispute resolution service selected by an arbitrator from such service’s panel agreed upon by the parties or, if the parties are unable to agree upon an arbitrator within ten (10) days of the completion of mediation, by a panel of three (3) arbitrators from such panel selected by such service’s administrator. Arbitration shall take place in the venue in which the mediation shall have occurred as soon as possible and the decision of the arbitrator panel shall be binding upon the parties for all purposes. The party which does not prevail in such proceeding or in any judicial proceeding shall pay all reasonable fees and costs, including attorneys’ and expert witness fees, incurred by the prevailing party relating to such proceeding, except that the arbitrator shall have discretion to reduce or eliminate such award of costs and fees if such award would be inequitable or unreasonable under the circumstances. It is the intention of the parties that this Agreement shall be construed and interpreted in a fair and equitable manner based upon the facts and

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circumstances of the parties taking into account the present intention of the parties to have a fair and equitable agreement under the terms and conditions set forth in this Agreement.

16.           ENFORCEMENT:  Each covenant shall be construed as a covenant independent of any other covenant or provision of this Agreement or any other Agreement which MBR and Client may have, and the existence of any claim or cause of action of one party against the other, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement of such covenants.

17.           TERMINATION:  During the term of this Agreement, MBR may retain Client’s records in an off-site storage facility. Upon termination or expiration of this Agreement, Client will notify MBR of where to have its records delivered after the                   ***                 .  MBR will not be responsible for these records after delivery to the Client.

18.           ADDITIONAL COVENANTS OF MBR:  MBR covenants that it has and will maintain its expertise, procedures and employee training with respect to                       ***
                                                                     ***                                                           .  MBR agrees to provide monthly reporting of                     ***                     , and such other matters as are requested by the Client on a reasonable basis. MBR will maintain such insurances with reputable insurance carriers in such amounts and upon terms that are deemed reasonable and appropriate.

19.           COMPLIANCE WITH THE HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT OF 1996.  The parties acknowledge that Client is subject to the Administrative Simplification requirements of the Health Insurance Portability and Accountability Act of 1996 and regulations promulgated thereunder (“HIPAA”), including but not limited to, the Standards for Privacy of Individually Identifiable Health Information, 45 CFR Parts 160 and 164; and that HIPAA mandates that Client require MBR to provide for the protection of the privacy and security of Health Information. Accordingly, MBR shall provide such protection as required by this Agreement.

A.            Definitions. The following terms shall be defined as follows:

(1)                                  “Disclose” and “Disclosure” mean, with respect to Health Information, the release, transfer, provision of access to, or divulging in any other manner of Health Information outside MBR’s internal operations or to other than its employees.

(2)                                  “Health Information” means information that (a) relates to the past, present or future physical or mental health or condition of an individual; the provision of health care to an individual; (b) identifies the individual (or for which there is a reasonable basis for believing that the information can be used to identify the individual); and (c) is received by MBR from or on behalf of Client or is created by MBR, or is made accessible to MBR by Client.

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(3)                                  “Privacy Regulations” means the Standards for Privacy of Covered Individually Identifiable Health Information, 45 CFR Parts 160 and 164, promulgated under HIPAA.

(4)                                  “Services” means the services provided by MBR pursuant to this Agreement.

(5)                                  “Use” or “Uses” means, with respect to Health Information, the sharing, employment, application, utilization, examination or analysis of such Health Information within MBR’s internal operations.

B.            Permitted Uses and Disclosures of Health Information. MBR is authorized to do the following:

(1)                                  Use and Disclose Health Information as necessary to perform Services for, or on behalf of Client;

(2)                                  Use Health Information to create aggregated or de-identified information (in accordance with the requirements of the Privacy Regulations);

(3)                                  Use or Disclose Health Information (including aggregated or de-identified information) as otherwise directed by Client provided that Client shall not request MBR to Use or Disclose Health Information in a manner that would not be permissible if done by Client;

(4)                                  Use and Disclose Health Information as required by law.

C.            Other Uses of Health Information.  MBR may use Health Information for the proper management and administration of MBR or to carry out its legal responsibilities. MBR may Disclose Health Information for the proper management and administration of MBR, provided that with respect to any such Disclosure either (1) the Disclosure is required by law (within the meaning of the Privacy Regulations) or (2) MBR obtains reasonable assurance from the person to whom the information is to be Disclosed that such person will hold the information in confidence and will not Use or further Disclose such information except as required by law or for the purpose(s) for which it was Disclosed by MBR to such person, and that such person will notify MBR of any instances of which it is aware in which the confidentiality of the information has been breached.

D.            Adequate Safeguards for Health Information.  MBR warrants that it shall implement and maintain appropriate safeguards to prevent the Use or Disclosure of Health Information in any manner other than as permitted herein or by law.

E.             Mitigation.  MBR agrees to mitigate, to the extent practicable, any harmful effect that is known to MBR of a Use or Disclosure of Health Information by MBR in violation of the requirements of this Agreement.

F.             Reporting Non-Permitted Use or Disclosure.  MBR shall not Use or Disclose Health Information except as permitted by this Agreement or as required by law. MBR shall report to Client a Use or Disclosure that is made by MBR that is not permitted by this Agreement or which MBR becomes aware.

G.            Availability of Internal Practices, Books, and Records.  MBR agrees to make its internal practices, books and records relating to the Use and Disclosure of Health Information available to the Secretary of the Secretary for purposes of determining Client’s compliance with the Privacy Regulations.

H.            Access to and Amendment of Health Information.  MBR shall, to the extent Client determines that any Health Information constitutes a “designated records set” of Client under the Privacy Regulations, (a) make the Health Information specified by Client available to Client or to the individual(s) identified by Client as being entitled to access and copy that Health Information, and (b) make any amendments to Health Information that are requested by Client.

I.              Accounting of Disclosures.  Upon Client’s request, MBR shall provide to Client an accounting of each Disclosure of Health Information made by MBR as required by the Privacy Regulations. For each Disclosure that requires an accounting under this Section 19, MBR shall securely maintain the information for six (6) years from the date of the Disclosure.

J.             Use of Subcontractors and Agents.  MBR shall require each of its agents and subcontractors that receive Health Information from MBR to comply with this Section 19 of this Agreement with respect to such Health Information.

K.            Privacy Notice.  Client shall notify MBR of any limitations(s) in Client’s notice of privacy practices to the extent such limitation(s) may affect MBR’s Use or Disclosure of Health Information.

L.             Changes or Restrictions.  Client shall notify MBR of any changes in permission by an individual to use or disclose Health Information to the extent such change may affect MBR’s Use or Disclosure of Health Information. Client shall notify MBR of any restriction to which Client agrees that may affect MBR’s Use or Disclosure of Health Information.

M.           Disposition of Health Information Upon Termination or Expiration.  Upon termination or expiration of this Agreement, MBR shall either return or destroy all Health Information in the possession or control of MBR and its agents and subcontractors. In such event, MBR shall retain no copies of such Health Information. However, if MBR determines that neither return nor destruction of Health Information is feasible, MBR shall notify Client of the conditions that make return or such destruction infeasible, and may retain Health Information provided that MBR (1) continues to comply with the provisions related to the protection of Health Information for as long as it retains Health Information, and (2) further limits the Uses and Disclosures of Health Information to those purposes that make the return or destruction of Health Information infeasible.

N.            Amendments to Comply With Law.  The parties acknowledge that state and federal laws relating to electronic data security and privacy are rapidly evolving and that amendment of this Agreement may be required to provide for procedures to ensure compliance with such developments. The parties specifically agree to take such actions as is necessary to implement the standards and requirements of HIPAA and other applicable laws relating to the security or confidentiality of Health Information.

20.           MISCELLANEOUS:

A.            This Agreement shall constitute the entire agreement of the parties and takes the p lace o f t he prior written agreement between the p arties dated January 3 0, 2 001 (the “ Prior Agreement”) as of the Effective Date. It may not be changed orally, but only by agreement in writing signed by both parties.

B.            Any notice required or permitted to be given under this Agreement shall be sufficient if in writing and if sent by (i) certified or registered mail, return receipt requested, (ii) hand delivery or overnight courier with proof of delivery, or (iii) facsimile transmission with confirmation of receipt, to the parties as follows:

If to MBR:             4519 George Road, Suite 100

Tampa, Florida 33634

Facsimile No.: (813) 496-8546

ATTENTION: Becky Cacciatore, President

If to Client:            9350 Trade Place

San Diego, California 92126-6334

Facsimile No.: (858) 549-7714

ATTENTION: PRESIDENT OR CHIEF FINANCIAL OFFICER

C.            The rights and obligations of the parties under this Agreement shall inure to the benefit of and shall be binding upon their respective heirs, executors, administrators, sublessors and assigns. No party may assign any of its rights, obligations or interest in this Agreement without the prior written consent of all parties to this Agreement.

D.            This Agreement shall be governed by the laws of the State of Florida.

E.             This Agreement shall be deemed to have been “executed” when the last party to sign this Agreement has affixed his, her or its signature at the end of this Agreement.

F.             All parties to this Agreement specifically agree to act in good faith in interpreting this Agreement and in carrying out their respective duties and obligations hereunder.

G.            This Agreement may be executed in multiple counterparts, each of which shall be considered an original, and all of which shall constitute but a single agreement notwithstanding that each such counterpart is executed on a different date.

H.            Because each party has participated fully in the drafting and preparation of this Agreement, the Agreement shall not be construed more strongly against any party.

I.              Each party to this Agreement hereby acknowledges and confirms that he, she or it has had an opportunity to retain independent legal counsel to independently advise that part of the legal consequences of the Agreement to the party.  Each party to this Agreement further acknowledges and confirms that each such party received the strong recommendation by all other parties to the Agreement that each party should retain separate and independent legal counsel to advise each party of the legal consequences of the Agreement to that party.

J.             All prior negotiations and/or oral agreements between the parties and/or two or more of the parties hereby are merged and extinguished into this Agreement.

K.            Unless otherwise expressly provided in this Agreement, all rights, obligations and other terms and conditions specifically stated in this Agreement shall survive the execution of this Agreement.

L.             If any one or more of the provisions contained in this Agreement for any reason are held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first set forth above but effective for all purposes as of April 1, 2002.

MBR AND ASSOCIATES, INC.		DIGIRAD IMAGING SOLUTIONS, INC.

By:	/s/ Becky M. Cacciatore	By:	/s/ Todd P. Clyde
Name:	Becky M. Cacciatore	Name:	Todd P. Clyde
Title:	President	Title:	CFO